HAMILTON LANE INCORPORATED REPORTS THIRD QUARTER FISCAL 2018 RESULTS

BALA CYNWYD, PENN. – February 6, 2018 – Leading private markets asset management firm Hamilton Lane Incorporated (NASDAQ: HLNE) today reported its results for the third quarter of fiscal year 2018, the period ended December 31, 2017.

Hamilton Lane CEO Mario Giannini commented: “2017 was a year of milestones for our firm. We continued to grow our global team, expanded our geographic presence and investment capabilities, and invested more in technology; all to better serve our clients around the world. We also successfully completed an initial public offering, welcoming new shareholders to the Hamilton Lane family.

As a result of our expanding client base, our asset footprint reached a new high of approximately $424 billion in the third quarter, and each of our offerings experienced year-over-year revenue growth. With that, we remain optimistic about the current business environment and our ability to execute on a strategy that will continue to meet clients’ private markets needs and drive shareholder value.”

Hamilton Lane issued a full detailed presentation of its third quarter fiscal 2018 results, which can be viewed at http://ir.hamiltonlane.com.
Dividend
Hamilton Lane has declared a quarterly dividend of $0.175 per share of Class A common stock to record holders at the close of business on March 15, 2018. This dividend will be paid on April 5, 2018.
Conference Call
Hamilton Lane will discuss third quarter fiscal 2018 results in a webcast and conference call today, Tuesday, February 6, 2018, at 11:00 a.m. Eastern Time. The call will be broadcast live via a webcast, which may be accessed on Hamilton Lane’s Investor Relations website. The call may also be accessed by dialing (844) 579-6824 inside the U.S., or (734) 385-2616 for international callers. The conference ID is 1497296.
A replay of the webcast will be available on Hamilton Lane’s Investor Relations website approximately two hours after the live broadcast for a period of one year and can be accessed in the same manner as the live webcast at the Hamilton Lane Investor Relations website.
About Hamilton Lane
Hamilton Lane (NASDAQ: HLNE) is a leading alternative investment management firm providing innovative private markets solutions to sophisticated investors around the world. Dedicated to private markets investing for 26 years, the firm currently employs approximately 340 professionals operating in offices throughout the U.S., Europe, Asia-Pacific, Latin America and the Middle East. With approximately $424 billion in total assets under management and supervision as of December 31, 2017, Hamilton Lane offers a full range of investment products and services that enable clients to participate in the private markets asset class on a global and customized basis. For more information, please visit www.hamiltonlane.com or follow Hamilton Lane on Twitter: @hamilton_lane.
Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe” and similar expressions are used to identify these forward-looking statements. Forward-looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; our ability to consummate planned acquisitions and successfully integrate the acquired business with ours; the time, expense and effort associated with being a newly public company; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses.
The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10-K for the fiscal year ended March 31, 2017 and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this release are made only as of the date hereof. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.
Investor Contact
Demetrius Sidberry
dsidberry@hamiltonlane.com
+1 610 617 6768

Media Contact
Kate McGann
kmcgann@hamiltonlane.com
+1 610 617 5841

Fiscal Year 2018 Third Quarter Results Earnings Presentation - February 6, 2018

Page 2 Today’s Speakers Hartley Rogers Chairman Randy Stilman Chief Financial Officer Demetrius Sidberry Head of Investor Relations Erik Hirsch Vice Chairman

Page 3 Period Highlights • Total asset footprint (assets under management/advisement) reached a record amount of approximately $424 billion, growing 28% compared to December 31, 2016 • Assets under management and fee-earning assets under management were approximately $50 billion and $30 billion, respectively, as of December 31, 2017, increases of 25% and 13%, respectively, compared to December 31, 2016 • Declared a quarterly dividend of $0.175 per share of Class A common stock to record holders at the close of business on March 15, 2018 Business Performance Financial Results Dividend USD in millions except per share amounts Q3 FY18 QTD Q3 FY18 YTD vs. Q3 FY17 YTD Management and advisory fees $48.3 $146.3 16% GAAP net income $(6.3) $3.8 N/A1 GAAP EPS $(0.35) $0.21 N/A1 Non-GAAP EPS2 $0.46 $1.05 N/A1 Fee Related Earnings2 $19.4 $62.4 17% Adjusted EBITDA2 $36.1 $85.1 37% 1 Figures not available as a result of the company going public after the stated period. 2 Non-GAAP earnings per share, Fee Related Earnings and Adjusted EBITDA are non-GAAP financial measures. For the reconciliations of our non-GAAP financial measures to the most directly comparable GAAP financial measures, see pages 21 and 27 of this presentation.

Page 4 Growing Asset Footprint & Influence $36 $51 $77 $79 $95 $81 $129 $147 $147 $189 $205 $292 $374 $6 $7 $11 $13 $16 $19 $22 $24 $30 $32 $35 $40 $50 $0 $50 $100 $150 $200 $250 $300 $350 $400 $450 $500 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 Total AUA Total AUM Total Assets Under Management/Advisement ($B)1 1 Data as of calendar year end 12/31 unless otherwise noted. Numbers may not tie due to rounding. CAG R: 21% $424B AUM & AUAQ-o-Q Growth AUA: 5% AUM: 5%

Page 5 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 Dec-16 Dec-17 Customized Separate Accounts Specialized Funds CAGR: 1 4% Total Fee-Earning Assets Under Management ($B)1 $0 $5 $10 $15 $20 $25 $30 $35 $40 $11 $5 $16 $14 $5 $19 $16 $6 $22 $17 $7 $24 $18 $9 $27 $20 $9 $30 $18 $8 $26 13% Y-o-Y Growth 0.58% 0.55% 0.56% 0.57% 0.58%0.56% 1 Data as of ﬁscal year end 3/31 unless otherwise noted. Numbers may not tie due to rounding. Total Management Fee Revenues as a % of Average FEAUM Fee-Earning AUM Driving Revenues ...and annual fee rates are stable Fee-earning AUM growth continues... * Customized Separate Accounts: • New client wins • Client re-ups ? ?c?uisition of ?eal ?ssets ﬁrm? • Closed Q2 FY18 • ?3 re?ects ??3??? of incremental ????? • ?????? of ????? in total ac?uired Drivers of Growth

Page 6 Year in Review: Calendar 2017 Expanding Client Base and Asset Footprint • New client adds and separate account re-ups continue • Completed the raise of our latest flagship secondary fund, Hamilton Lane Secondary Fund IV, L.P., which attracted $1.9 billion in commitments--our largest specialized product to date • Closed our credit-focused annual series fund, Hamilton Lane Strategic Opportunities Fund 2017, on $435 million in commitments, which is more than twice the size of the prior year’s fund Investment Performance • 522 bps of realized outperformance vs. MSCI World PME over a 10 year span1 Growing Global Presence • Continued expanding our global footprint with the addition of three new offices in Sydney, Australia Munich, Germany and Portland, Oregon • Approximately 340 professionals dedicated to private markets around the globe Continuation of Data & Technology Initiatives • Partnered with Ipreo to form Private Market Connect, a data collection and management initiative Transacting in Areas of Growth • Closed the acquisition of Real Asset Portfolio Management, LLC, which broadens the firm’s real assets capabilities Enhanced Governance • Added two new independent board members Driving Shareholder Returns • Declared dividends in our first four quarters as a public company • Meaningful share price appreciation since the IPO 1 As of June 30, 2017

Page 7 It All Comes Back to Our Culture People matterKeeping clients in sight Award-winning culture 2012 - 2017 2017

Page 8 The investable universe of private companies continues to grow Private Markets Opportunity Set Public Markets Growth Source: World Bank, Capital IQ (October 2017) Growth in Number of Public Companies Growth in Listed Equities Market Cap +5% +46% 0% 40% 80% 120% 160% 200% 2011 2016 Private Markets Growth 0% 40% 80% 120% 160% 200% +180% +42% 2011 2016 +29% Source: Hamilton Lane Data via Cobalt, Pitchbook, Capital IQ (October 2017) Growth in Number of U.S. Private Equity-Backed Companies Growth in Private Markets NAV Growth in Number of Private Companies Globally Public vs. Private Company Valuations $0 $200 $400 $600 $800 $1,000 $200 $849 Median 2017 US LBO Size Median US-Listed Company Source: Pitchbook, Capital IQ (January 2018). Median 2017 LBO size as of 9/30/2017. Median US-Listed company size as of 1/9/2018 U SD in M ill io n s

Page 9 FAQs 1 AUM Growth 2 Incentive Fee Revenue 3 Tax Reform Impact

Hamilton Lane

1 AUM Growth

AUM

Customized Separate Accounts

Diverse mix of existing and prospective clients seeking to further or establish relationship with Hamilton Lane

- $2.4B of net FEAUM added fiscal year-to-date through 12/31/17
- ~70% of our gross contributions added fiscal year-to-date through 12/31/17 came from existing clients

Specialized Funds

Select funds in market:

- Co-Investment Fund
- Credit-Oriented Fund
- Private Equity Fund-of-Funds

- $481M of net FEAUM added fiscal year-to-date through 12/31/17
- FEAUM added subsequent to 12/31/17:
  - Co-Investment Fund: ~$690M
  - Private Equity Fund-of-Funds: ~$60M

AUA

Advisory Services

Typically larger clients with wide-ranging mandates; opportunity set continues to be robust

- $74.5B in AUA added fiscal year-to-date through 12/31/17

Page 10

Page 11 Over the past five fiscal years, incentive fees represented an average of 7% of total revenue Incentive Fee Revenue2 FY 2013 16 Carry Generating Vehicles Today >40 Carry Generating Vehicles $93M of allocated carry $301M of allocated carry Carry Evolution

Page 12 Tax Reform - Impact on the Private Markets3 • Several items in the tax reform bill will significantly impact the profitability and cash flow of private deals. Some will result in lower tax expenses while others might raise them. For domestically-focused U.S. companies we expect the overall impact to be positive, but much depends on the level of debt relative to profitability and the capital intensity of the business. • Overall, we expect the improvements in the tax rate and expensing capital goods to more than outweigh the cost of limiting interest deductibility. The largest gains accrue to those companies with little interest expense relative to EBIT and those with high current capital spending. • One area of concern would be companies with high interest expense to EBITDA. These companies may already be experiencing stress, and with the tax reform they would lose some interest deduction. The associated negative cash flow impact only worsens their stress. “Private equity is very much a big winner out of the reform” - The Wall Street Journal 1/24/18 Our analysis suggests values of private-equity- owned companies will get a boost of 3% to 17% on average

Page 13 Tax Reform - Impact on HLNE3 Q2 FY18 total estimated statutory tax rate1 39.7% FY18 total estimated statutory tax rate post U.S. tax reform2 36.5% FY19 total estimated statutory tax rate3 26.7% Expected impact = ~20% tax impact to HLNE earnings 1 39.7% based on a federal tax statutory rate of 35.0% and a combined state income tax rate net of federal benefits of 4.7% estimated as of 9/30/17. 2 36.5% based on a blended federal tax statutory rate of 35.0% for 275 days and 21.0% for 90 days and a combined state income tax rate net of federal benefits of 5.0% estimated as of 12/31/17. 3 26.7% based on a federal tax statutory rate of 21.0% and a combined state income tax rate net of federal benefits of 5.7% estimated as of 12/31/17.

Financial Highlights

Page 15 Revenues continue to be driven primarily by management and advisory fees Consolidated Revenues • Represented an average of 93% of total revenues over the past five fiscal years • Y-o-Y growth of 16% • Growth across all management and advisory fee offerings • 19% Y-o-Y growth in specialized funds’ management fees driven by $0.5B raised in Secondary Fund IV during the nine months ended December 31, 2017 • Incentive fees derived from a highly diversified pool of assets and funds • Allocated carried interest of $301M as of 12/31/17 diversified across +3,000 assets and ~40 funds • Y-o-Y growth in incentive fees driven by $14.6M recognition of deferred carried interest from Co-Investment Fund II • Recognition of deferred carried interest positively impacted Q3’s EPS by $0.16 • Total revenues increased by 25%, driven by growth across core offerings 0 50 100 150 200 FY13 FY17Q3 FY17 Q3 FY18 $113 $173 Management and Advisory Fees Incentive Fees Total Revenues $126 $146 Y-o-Y Growth: 16% CAGR: 11% 0 50 100 150 200 FY13 FY17Q3 FY17 Q3 FY18 $6 $7$7 $20 Y-o-Y Growth: 193% CAGR: 4% 0 50 100 150 200 FY13 FY17Q3 FY17 Q3 FY18 $119 $180 $133 $166 Y-o-Y Growth: 25% CAGR: 11% Long-Term GrowthYTD Long-Term GrowthYTD Long-Term GrowthYTD U SD in M ill io ns U SD in M ill io ns U SD in M ill io ns

Hamilton Lane

Consolidated Earnings

Profitability stable and growing

Net Income Attributable to HLI


YTD
USD in Millions
N/A
$4
Q3 FY17
Q3 FY18


Long-Term Growth
N/A
$1
FY13
FY17

- $(6.3)M in net income attributable to HLI for the quarter
- No comparable measure in prior period as that was before the Company's IPO

Adjusted EBITDA[1]


YTD
USD in Millions
Y-o-Y Growth: 37%
$62
$85
Q3 FY17
Q3 FY18


Long-Term Growth
CAGR: 11%
$55
$83
FY13
FY17

- Y-o-Y growth of 37%
- Margins increased Y-o-Y due to recognition of deferred carried interest with no associated expense due to accounting treatment

Fee Related Earnings[1]


YTD
USD in Millions
Y-o-Y Growth: 17%
$54
$62
Q3 FY17
Q3 FY18


Long-Term Growth
CAGR: 11%
$47
$72
FY13
FY17

- Y-o-Y growth of 17%
- Long-term double digit growth in Fee Related Earnings

[1] Adjusted EBITDA and Fee Related-Earnings are non-GAAP financial measures. For a reconciliation from GAAP financial measures to non-GAAP financial measures, see page 27 of this presentation.

Page 16

Page 17 Strong balance sheet with investments in our own products and a modest amount of leverage... Other Key Items • Vast majority of our investments are those made alongside our clients • For 12/31/17, the total investment balance consisted of ~$114M in equity method investments in our funds and ~$17M in technology-related investments • Principal amount of debt outstanding of $85.0M as of 12/31/17 $0 $30 $60 $90 $120 $150 Mar-13 Mar-14 Mar-15 Mar-16 Mar-17 $78 $92 $103 $103 $120 Dec-17 $131 Investments $0 $1 $2 $3 $4 Dec-17 0.8x Mar-17 1.0x Gross Leverage Proﬁle1 U SD in M ill io ns X T TM A d ju st ed E B IT D A 1 Ratio of principal amount of debt outstanding to trailing twelve months Adjusted EBITDA. See page 28 for additional detail on calculation of gross leverage ratio.

Fiscal Year 2018 Third Quarter Results Earnings Presentation - February 6, 2018

Appendix

Hamilton Lane Condensed Consolidated Statements of Income (Unaudited)

(Dollars in thousands except share and per share amounts)	Three Months Ended December 31, 2016	2017	% Change	Nine Months Ended December 31, 2016	2017	% Change
Revenues						
Management and advisory fees	$42,009	$48,344	15%	$126,273	$146,326	16%
Incentive fees	322	16,670	5,077%	6,868	20,098	193%
Total revenues	**42,331**	**65,014**	**54%**	**133,141**	**166,424**	**25%**
Expenses						
Compensation and benefits	16,739	20,006	20%	53,161	60,247	13%
General, administrative and other	8,840	10,704	21%	22,925	27,586	20%
Total expenses	**25,579**	**30,710**	**20%**	**76,086**	**87,833**	**15%**
Other income (expense)						
Equity in income of investees	3,085	2,895	(6)%	8,882	13,066	47%
Interest expense	(2,924)	(664)	(77)%	(8,780)	(5,282)	(40)%
Interest income	39	67	72%	159	472	197%
Other non-operating income	222	4,188	1,786%	232	4,169	1,697%
Total other income	**422**	**6,486**	**1,437%**	**493**	**12,425**	**2,420%**
Income before income taxes	**17,174**	**40,790**	**138%**	**57,548**	**91,016**	**58%**
Income tax expense (benefit)	111	22,957	20,582%	(264)	29,337	N/A
Net income	**17,063**	**17,833**	**5%**	**57,812**	**61,679**	**7%**
Less: Income attributable to non-controlling interests in general partnerships	64	768	1,100%	1,024	1,750	71%
Less: Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	16,999	23,374	38%	56,788	56,086	(1)%
Net (loss) income attributable to Hamilton Lane Incorporated	**$-**	**$(6,309)**	**N/A**	**$-**	**$3,843**	**N/A**
Basic (loss) earnings per share of Class A common stock		$(0.35)			$0.21	
Diluted (loss) earnings per share of Class A common stock		$(0.35)			$0.21	
Weighted-average shares of Class A common stock outstanding - basic		18,126,532			18,075,035	
Weighted-average shares of Class A common stock outstanding - diluted		18,126,532			18,703,650	

Page 20

Hamilton Lane

Non-GAAP Financial Measures

(Dollars in thousands except share and per share amounts)	Three Months Ended December 31, 2016	2017	% Change	Nine Months Ended December 31, 2016	2017	% Change
Adjusted EBITDA						
Management and advisory fees	$42,009	$48,344	15%	$126,273	$146,326	16%
Total expenses	25,579	30,710	20%	76,086	87,833	15%
Less:						
Incentive fee related compensation[1]	(158)	(1,027)	550%	(3,370)	(2,709)	(20)%
Contingent compensation related to acquisition	-	(771)	N/A	-	(1,198)	N/A
Management fee related expenses	25,421	28,912	14%	72,716	83,926	15%
Fee Related Earnings	**$16,588**	**$19,432**	**17%**	**$53,557**	**$62,400**	**17%**
Incentive fees[2]	322	16,670	5,077%	6,868	20,098	193%
Incentive fees attributable to non-controlling interests[2]	-	(834)	N/A	-	(834)	N/A
Incentive fee related compensation[1]	(158)	(1,027)	550%	(3,370)	(2,709)	(20)%
Interest income	39	67	72%	159	472	197%
Equity-based compensation	1,169	1,284	10%	3,506	4,272	22%
Depreciation and amortization	467	486	4%	1,440	1,396	(3)%
Adjusted EBITDA	**$18,427**	**$36,078**	**96%**	**$62,160**	**$85,095**	**37%**
Adjusted EBITDA margin	**44%**	**55%**		**47%**	**51%**	
Non-GAAP earnings per share reconciliation						
Net (loss) income attributable to Hamilton Lane Incorporated		**$(6,309)**			**$3,843**	
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.		23,374			56,086	
Income tax expense		22,957			29,337	
Write-off of deferred financing costs[3]		-			2,544	
Impact of Tax Act on TRA liability[4]		(4,186)			(4,186)	
Impact of Tax Act on IPO related compensation[5]		(669)			(669)	
Contingent compensation related to acquisition		771			1,198	
Adjusted pre-tax net income		**35,938**			**88,153**	
Adjusted income taxes[6]		(11,450)			(32,185)	
Adjusted net income		**$24,488**			**$55,968**	
Adjusted shares[7]		**53,316,965**			**53,142,319**	
Non-GAAP earnings per share		**$0.46**			**$1.05**	

[1] Incentive fee related compensation includes incentive fee compensation expense as well as bonus and other revenue sharing allocated to carried interest classified as base compensation.
[2] Incentive fees for the three and nine months ended December 31, 2017 include $14.6 million of non-cash carry related to the $41.5 million of incentive fee payments received in fiscal 2016. Of the $14.6 million, $13.7 million is included in net income and $0.8 million is attributable to non-controlling interests.
[3] Represents write-off of debt issuance costs and realized loss on interest rate caps related to the payoff of our predecessor credit facility during the nine months ended December 31, 2017.
[4] Represents change in payable to related parties pursuant to the TRA as a result of being re-measured due to the tax rate change. The change in liability was recorded to other non-operating income in the Condensed Consolidated Statements of Income.
[5] Represents reduction in expense due to the impact of tax rate changes on the $1.9 million expense accrued in fiscal 2017 to induce members of HLA to exchange their HLA units for HLI common stock in the Reorganization.
[6] Represents corporate income taxes at our estimated statutory tax rate of 36.51% for the nine months ended December 31, 2017 applied to adjusted pre-tax net income. The 36.51% is based on a federal tax statutory rate of 31.55% and a combined state income tax rate net of federal benefits of 4.96%.
[7] Assumes the full exchange of HLA Class B and Class C units for HLI Class A common stock.

Page 21

Page 22 Management and Advisory Fees Three Months Ended December 31, Nine Months Ended December 31, (Dollars in thousands) 2016 2017 % Change 2016 2017 % Change Management and advisory fees Customized separate accounts $17,826 $19,860 11% $52,794 $58,253 10% Specialized funds 17,124 19,132 12% 53,407 63,582 19% Advisory and reporting 6,021 7,479 24% 17,680 20,958 19% Distribution management 1,038 1,873 80% 2,392 3,533 48% Total management and advisory fees $42,009 $48,344 15% $126,273 $146,326 16% Specialized funds 44% Customized separate accounts 40% Advisory and reporting 14% Distribution management 2% Nine Months Ended December 31, 2017

Page 23 Incentive Fees (Dollars in thousands) Three Months Ended December 31, Nine Months Ended December 31, 2016 2017 % Change 2016 2017 % Change Incentive fees Secondary Fund II $469 $1,124 140% $2,110 $2,239 6% Co-investment Fund II - 14,579 N/A - 14,579 N/A Other specialized funds 86 868 909% 4,174 862 (79)% Customized separate accounts (233) 99 N/A 584 2,418 314% Incentive fees $322 $16,670 5,077% $6,868 $20,098 193% December 31, 2016 September 30, 2017 December 31, 2017 YoY % Change QoQ % Change Allocated carried interest Secondary Fund II $8,437 $7,145 $6,031 (29)% (16)% Secondary Fund III 24,559 32,074 34,158 39% 6% Secondary Fund IV 2,016 10,884 11,815 486% 9% Co-investment Fund I 1,144 - - (100)% N/A Co-investment Fund II 94,863 108,907 94,385 (1)% (13)% Co-investment Fund III 11,243 28,775 29,978 167% 4% Other specialized funds 10,769 24,576 26,641 147% 8% Customized separate accounts 59,816 87,998 97,519 63% 11% Total allocated carried interest $212,847 $300,359 $300,527 41% 0%

Page 24 Assets Under Management (Dollars in millions) December 31, 2016 September 30, 2017 December 31, 2017 YoY % Change QoQ % Change Assets under management / advisement Assets under management $40,367 $47,819 $50,295 25% 5% Assets under advisement 292,178 356,774 374,132 28% 5% Total assets under management / advisement $332,545 $404,593 $424,427 28% 5% Fee-earning assets under management Customized separate accounts Balance, beginning of period $17,542 $18,186 $19,721 12% 8% Contributions 488 1,295 783 60% (40)% Distributions (200) (229) (443) 121% 94% Foreign exchange, market value and other (93) 469 322 N/A (31)% Balance, end of period $17,737 $19,721 $20,383 15% 3% Specialized funds Balance, beginning of period $8,311 $9,437 $9,439 14% 0% Contributions 223 97 240 8% 148% Distributions (44) (98) (401) 818% 309% Foreign exchange, market value and other (3) 3 (4) 59% (239)% Balance, end of period $8,487 $9,439 $9,274 9% (2)% Total Balance, beginning of period $25,853 $27,623 $29,160 13% 6% Contributions 711 1,392 1,023 44% (26)% Distributions (244) (327) (844) 246% 158% Foreign exchange, market value and other (96) 472 318 N/A (33)% Balance, end of period $26,224 $29,160 $29,657 13% 2%

Page 25 Condensed Consolidated Balance Sheets (Unaudited) (Dollars in thousands except share and per share amounts) March 31, 2017 December 31, 2017 Assets Cash and cash equivalents $32,286 $68,677 Restricted cash 1,849 1,787 Fees receivable 12,113 13,287 Prepaid expenses 2,593 1,584 Due from related parties 3,313 4,275 Furniture, fixtures and equipment, net 4,063 4,061 Investments 120,147 130,765 Deferred income taxes 61,223 39,766 Other assets 3,030 8,844 Total assets $240,617 $273,046 Liabilities and Equity Accounts payable $1,366 $1,080 Accrued compensation and benefits 3,417 28,051 Deferred incentive fee revenue 45,166 31,422 Debt 84,310 84,617 Accrued members' distributions 2,385 4,520 Dividends payable - 3,172 Payable to related parties pursuant to tax receivable agreement 10,734 6,436 Other liabilities 6,612 5,730 Total liabilities 153,990 165,028 Preferred stock, $0.001 par value, 10,000,000 authorized, none issued - - Class A common stock, $0.001 par value, 300,000,000 authorized; 19,287,882 and 19,151,033 issued and 19,287,882 and 19,036,504 outstanding as of December 31, 2017 and March 31, 2017, respectively 19 19 Class B common stock, $0.001 par value, 50,000,000 authorized; 27,935,255 issued and outstanding as of December 31, 2017 and March 31, 2017 28 28 Additional paid-in-capital 61,845 62,853 Accumulated other comprehensive loss (311) - (Accumulated deficit) retained earnings 612 (5,057) Less: Treasury stock, at cost, 114,529 shares of class A common stock as of March 31, 2017 (2,151) - Total Hamilton Lane Incorporated stockholders’ equity 60,042 57,843 Non-controlling interests in general partnerships 9,901 8,363 Non-controlling interests in Hamilton Lane Advisors, L.L.C. 16,684 41,812 Total equity 86,627 108,018 Total liabilities and equity $240,617 $273,046

Page 26 Condensed Consolidated Statements of Cash Flows (Unaudited) Nine Months Ended December 31, (Dollars in thousands) 2016 2017 Operating activities Net income $57,812 $61,679 Adjustments to reconcile net income to net cash provided by operating activities: Depreciation and amortization 1,440 1,396 Change in deferred income taxes - 22,913 Change in payable to related parties pursuant to tax receivable agreement - (4,298) Amortization of deferred financing costs 661 153 Write-off of deferred financing costs - 1,657 Equity-based compensation 3,506 4,272 Equity in income of investees (8,882) (13,066) Proceeds received from investments 6,825 11,337 Changes in operating assets and liabilities 16,265 8,271 Other - 1,029 Net cash provided by operating activities 77,627 95,343 Investing activities Purchase of furniture, fixtures and equipment (719) (1,152) Cash paid for acquisition of business - (5,227) Distributions received from investments 6,991 10,792 Contributions to investments (20,622) (19,609) Net cash (used in) investing activities (14,350) (15,196) Financing activities Repayments of debt (1,950) (86,569) Borrowings of debt, net of deferred financing costs - 85,066 Contributions from non-controlling interest in general partnerships 489 231 Distributions to non-controlling interest in general partnerships (2,372) (3,519) Sale of membership interests 4,668 - Repurchase of Class A shares for employee tax witholding - (680) Purchase of membership interests (6,059) - Proceeds received from option exercises 879 313 Dividends paid - (6,340) Members’ distributions (72,467) (32,320) Other (611) - Net cash (used in) financing activities (77,423) (43,818) Increase (decrease) in cash, cash equivalents, and restricted cash (14,146) 36,329 Cash, cash equivalents, and restricted cash at beginning of the period 70,382 34,135 Cash, cash equivalents, and restricted cash at end of the period $56,236 $70,464

Hamilton Lane

Non-GAAP Reconciliation

Reconciliation from Net Income

(Dollars in thousands)	Three Months Ended December 31, 2016	Three Months Ended December 31, 2017	Nine Months Ended December 31, 2016	Nine Months Ended December 31, 2017
Net (loss) income attributable to Hamilton Lane Incorporated[1]	$-	$(6,309)	$-	$3,843
Income attributable to non-controlling interests in general partnerships	64	768	1,024	1,750
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.	16,999	23,374	56,788	56,086
Incentive fees[2]	(322)	(16,670)	(6,868)	(20,098)
Incentive fee related compensation[3]	158	1,027	3,370	2,709
Interest income	(39)	(67)	(159)	(472)
Interest expense	2,924	664	8,780	5,282
Income tax expense (benefit)	111	22,957	(264)	29,337
Equity in income of investees	(3,085)	(2,895)	(8,882)	(13,066)
Contingent compensation related to acquisition	-	771	-	1,198
Other non-operating income	(222)	(4,188)	(232)	(4,169)
Fee Related Earnings	$16,588	$19,432	$53,557	$62,400
Depreciation and amortization	467	486	1,440	1,396
Equity-based compensation	1,169	1,284	3,506	4,272
Incentive fees[2]	322	16,670	6,868	20,098
Incentive fees attributable to non-controlling interests[2]	-	(834)	-	(834)
Incentive fee related compensation[3]	(158)	(1,027)	(3,370)	(2,709)
Interest income	39	67	159	472
Adjusted EBITDA	$18,427	$36,078	$62,160	$85,095
Non-GAAP earnings per share reconciliation				
Net (loss) income attributable to Hamilton Lane Incorporated[1]		$(6,309)		$3,843
Income attributable to non-controlling interests in Hamilton Lane Advisors, L.L.C.		23,374		56,086
Income tax expense		22,957		29,337
Write-off of deferred financing costs[4]		-		2,544
Impact of Tax Act on TRA liability[5]		(4,186)		(4,186)
Impact of Tax Act on IPO related compensation[6]		(669)		(669)
Contingent compensation related to acquisition		771		1,198
Adjusted pre-tax net income		35,938		88,153
Adjusted income taxes[7]		(11,450)		(32,185)
Adjusted net income		$24,488		$55,968
Weighted-average shares of Class A common stock outstanding		18,126,532		18,703,650
Exchange of Class B and Class C units in HLA[8]		34,438,669		34,438,669
Assumed exercise and vesting of employee awards		751,764		-
Adjusted shares		53,316,965		52,142,319
Non-GAAP earnings per share		$0.46		$1.05

[1] Prior to our IPO, HLI was a wholly-owned subsidiary of HLA with no operations or assets.
[2] Incentive fees for the three and nine months ended December 31, 2017 include $14.6 million of non-cash carry related to the $41.5 million of incentive fee payments received in fiscal 2016. Of the $14.6 million, $13.7 million is included in net income and $0.8 million is attributable to non-controlling interests.
[3] Incentive fee related compensation includes incentive fee compensation expense and bonus and other revenue sharing allocated to carried interest classified as base compensation.
[4] Represents write-off of debt issuance costs and realized loss on interest rate caps related to the payoff of our predecessor credit facility during the nine months ended December 31, 2017.
[5] Represents change in payable to related parties pursuant to the TRA as a result of being re-measured due to the tax rate change. The change in liability was recorded to other non-operating income in the Condensed Consolidated Statements of Income.
[6] Represents reduction in expense due to the impact of tax rate changes on the $1.9 million expense accrued in fiscal 2017 to induce members of HLA to exchange their HLA units for HLI common stock in the Reorganization.
[7] Represents corporate income taxes at our estimated statutory tax rate of 36.51% for the nine months ended December 31, 2017 applied to adjusted pre-tax net income. The 36.51% is based on a federal tax statutory rate of 31.55% and a combined state income tax rate net of federal benefits of 4.96%.
[8] Assumes the full exchange of HLA Class B and Class C units for HLI Class A common stock.

Page 27

Page 28 Gross Leverage Ratio Twelve Months Ended, (Dollars in thousands) March 31, 2017 December 31, 2017 Principal amount of debt outstanding $86,100 $84,981 Adjusted EBITDA 83,031 105,966 Gross leverage ratio 1.0x 0.8x

Page 29 Terms Adjusted EBITDA is our primary internal measure of profitability. We believe Adjusted EBITDA is useful to investors because it enables them to better evaluate the performance of our core business across reporting periods. Adjusted EBITDA represents net income excluding (a)  interest expense on our loan agreements and predecessor credit facility, (b)  income tax expense, (c) depreciation and amortization expense, (d) equity-based compensation expense, (e) non-operating income (loss) and (f) certain other significant items that we believe are not indicative of our core performance. Fee Related Earnings (“FRE”) is used to highlight our earnings from recurring management fees. FRE represents net income excluding (a) incentive fees and related compensation, (b) interest income and expense, (c) income tax expense, (d) equity in income of investees, (e) other non-operating income and (f) certain other significant items that we believe are not indicative of our core performance. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business. FRE is presented before income taxes. Non-GAAP earnings per share measures our per-share earnings assuming all Class B and Class C units in HLA were exchanged for Class A common stock in HLI. Non-GAAP earnings per share is calculated as adjusted net income divided by adjusted shares outstanding. Adjusted net income is income before taxes fully taxed at our estimated statutory tax rate. We believe Non-GAAP earnings per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods. Our assets under management (“AUM”) comprise primarily the assets associated with our customized separate accounts and specialized funds. We classify assets as AUM if we have full discretion over the investment decisions in an account. We calculate our AUM as the sum of: (1) the net asset value of our clients’ and funds’ underlying investments; (2) the unfunded commitments to our clients’ and funds’ underlying investments; and (3) the amounts authorized for us to invest on behalf of our clients and fund investors but not committed to an underlying investment. Management fee revenue is based on a variety of factors and is not linearly correlated with AUM. However, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business. Our assets under advisement (“AUA”) comprise assets from clients for which we do not have full discretion to make investments in their account. We generally earn revenue on a fixed fee basis on our AUA client accounts for services including asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments and investment manager review and due diligence. Advisory fees vary by client based on the amount of annual commitments, services provided and other factors. Since we earn annual fixed fees from the majority of our AUA clients, the growth in AUA from existing accounts does not have a material impact on our revenues. However, we view AUA growth as a meaningful benefit in terms of the amount of data we are able to collect and the degree of influence we have with fund managers. Fee-earning assets under management, or fee-earning AUM, is a metric we use to measure the assets from which we earn management fees. Our fee-earning AUM comprise assets in our customized separate accounts and specialized funds from which we derive management fees. We classify customized separate account revenue as management fees if the client is charged an asset-based fee, which includes the majority of our discretionary AUM accounts but also includes certain non-discretionary AUA accounts. Our fee-earning AUM is equal to the amount of capital commitments, net invested capital and net asset value of our customized separate accounts and specialized funds depending on the fee terms. Substantially all of our customized separate accounts and specialized funds earn fees based on commitments or net invested capital, which are not affected by market appreciation or depreciation. Therefore, revenues and fee-earning AUM are not significantly affected by changes in market value. Our calculations of fee-earning AUM may differ from the calculations of other asset managers, and as a result, this measure may not be comparable to similar measures presented by other asset managers. Our definition of fee-earning AUM is not based on any definition that is set forth in the agreements governing the customized separate accounts or specialized funds that we manage. Hamilton Lane Incorporated (or “HLI”) was incorporated in the State of Delaware on December 31, 2007. The Company was formed for the purpose of completing an initial public offering (“IPO”) and related transactions (“Reorganization”) in order to carry on the business of Hamilton Lane Advisors, L.L.C. (“HLA”) as a publicly-traded entity. As of March 6, 2017, HLI became the sole managing member of HLA.

Page 30 Disclosures As of February 2, 2018 Some of the statements in this presentation may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. Words such as “will,” “expect,” “believe” and similar expressions are used to identify these forward-looking statements. Forward- looking statements discuss management’s current expectations and projections relating to our financial position, results of operations, plans, objectives, future performance and business. All forward-looking statements are subject to known and unknown risks, uncertainties and other important factors that may cause actual results to be materially different, including risks relating to our ability to manage growth, fund performance, risk, changes in our regulatory environment and tax status; market conditions generally; our ability to access suitable investment opportunities for our clients; our ability to maintain our fee structure; our ability to attract and retain key employees; our ability to consummate planned acquisitions and successfully integrate the acquired business with ours; our ability to manage our obligations under our debt agreements; defaults by clients and third-party investors on their obligations to us; our ability to comply with investment guidelines set by our clients; the time, expense and effort associated with being a newly public company; and our ability to receive distributions from Hamilton Lane Advisors, L.L.C. to fund our payment of dividends, taxes and other expenses. The foregoing list of factors is not exhaustive. For more information regarding these risks and uncertainties as well as additional risks that we face, you should refer to the “Risk Factors” detailed in Part I, Item 1A of our Annual Report on Form 10K for the fiscal year ended March 31, 2017, and in our subsequent reports filed from time to time with the Securities and Exchange Commission. The forward-looking statements included in this presentation are made only as of the date presented. We undertake no obligation to update or revise any forward-looking statement as a result of new information or future events, except as otherwise required by law.